                                                                   EXHIBIT 99(a)

            SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER


     I, Timothy W. Byrne, Chief Executive Officer of United States Lime & Minerals, Inc. (the "Company"), hereby certify that, to my knowledge:


     (1) The Company's periodic report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:      May 8, 2003                            /s/ Timothy W. Byrne
                                                   ----------------------------
                                                   Timothy W. Byrne